AbCellera FULL YEAR 2022 BUSINESS UPDATE FEBRUARY 21,2023 COPYRIGHT © ABCELLERA Exhibit 99.2

DISCLAIMER This presentation contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize and achieve market acceptance of our current and planned products and services, our research and development efforts, and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words "may," "will," "could," "would," "should," "expect," "intend," "plan," "anticipate,” “believe,” “estimate,” “predict,” “project,” “potential," "continue," "ongoing" or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. We caution you that forward-looking statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this presentation represent our views as of the date hereof. We undertake no obligation to update any forward-looking statements for any reason, except as required by law. FULL YEAR 2022 BUSINESS UPDATE COPYRIGHT © ABCELLERA 2

FULL YEAR 2022. BUSINESS UPDATE SUMMARY. 1 ENGINE $915M in total cash, cash equivalents & marketable securities 10 YEARS 174 cumulative program under contract 101 PROGRAMS 101 cumulative partnered programs started 8 molecules in the clinic FULL YEAR 2022 BUSINESS UPDATE 3

AbCellera is an antibody discovery engine that delivers optimal clinical candidates to the clinic – and to patients – with greater precision and speed. HYPOTHESIS Investments in technology can improve the productivity of drug development. Philosophy Long-term value creation begins with building a great company that can create multiple products. FULL YEAR 2022 BUSINESS UPDATE COPYRIGHT © ABCELLERA 4

STRATEGY #1 Be best in world in antibody therapeutics from target to the clinic. STRATEGY #2 Build a large and diversified portfolio of stakes in future antibody therapeutics. FULL YEAR 2022 BUSINESS UPDATE COPYRIGHT © ABCELLERA 5

STRATEGY #1 Be best in world in antibody therapeutics from target to the clinic. TECHNOLOGY INFRASTRUCTURE THE ENGINE EXPERTS from TARGET to PATIENTS DATA SCIENCE INTEGRATION 2x faster solve the unsolvable highest quality unprecedented scale FULL YEAR 2022 BUSINESS UPDATE COPYRIGHT © ABCELLERA 6

Strategy # 2 Build a large, diverse portfolio of stakes in future antibody therapies. 7 Copyright © ABCELLERA FULL YEAR 2022 BUSINESS UPDATE Partner- initiated programs technology development Discovery programs co-development programs pre-partnered programs

FULL YEAR 2022 BUSINESS UPDATE COPYRIGHT © ABCELLERA Partner-initiated programs Discovery programs target partner-initiated Deal terms upfronts and research fees clinical milestones single-digit royalties on net sales high volume. High diversification. High potential Roi.

PARTNER-INITIATED PROGRAMS Co-Development Programs TRAGET Partner-initiated DEAL TERMS Upfronts, clinical milestones, and royalty position PLUS option to co-invest in program development to maintain up to a 50% ownership position Low volume deals with optionality for concentrated positions. FULL YEAR 2022 BUSINESS UPDATE COPYRIGHT © ABCELLERA 9

10 COPYRIGHT © ABCELLERA FULL YEAR 2022 BUSINESS UPDATE TECHNOLOGY DEVELOPMENT Pre-Partnered Programs T-Cell Engagers Platform 5 starts GPCRs & Ion Channels Platform 6 starts Pandemic Response Platform 1 start Technology-development efforts with potential to generate first-in-class, wholly-owned assets.

11 COPYRIGHT © ABCELLERA FULL YEAR 2022 BUSINESS UPDATE 2/3 TECHNOLOGY & COMPANY BUILDING PEOPLE & PLATFORM Team development Data science Translational science Manufacturing PRE-PARTNERED PROGRAMS GPCRs and ion channels T-cell engagers Pandemic response (COVID-19) 1/3 PARTNERING PARTNERED PROGRAMS Deal quality, not volume Deeper partnerships that get partners to the clinic Execute on and expand existing partnerships AbCellera’s Capital Allocation

FULL YEAR 2022 FINANCIALS UPDATE COPYRIGHT © ABCELLERA

ONE DECADE OF ENGINE BUILDING. Investments ˜ 500 employees across 4 countries and 3 continents 650K+ sq.ft. of facilities lab, office, & manufacturing spaces by 2024 $ 500M+ platform investments capitalization $ 800M+ in equity raised since 2012 $ 150M+ in government contracts and financing 30%+ held by employees & directors financials $ 900M+ in total cash, cash equivalents & marketable securities $400M+ in accumulated earnings since 2012 13 COPYRIGHT © ABCELLERA FULL YEAR 2022 BUSINESS UPDATE FINANCIALS

Copyright © abcellera Full year 2022 business update Financials 14 Strong portfolio growth. Total # of Programs under contract 174 Total # of Discovery partners 40 Cumulative # of Partnered program starts 110 100 90 80 70 60 50 40 30 20 10 0 2014 2015 2016 2017 2018 2019 2020 2021 2022 101 Without downstream participation + With downstream participation Cumulative # of Molecules in the clinic 8 7 6 5 4 3 2 1 0 2014 2015 2016 2017 2018 2019 2020 2021 2022 Not showing year end figures historical results are not necessarily indicative of future results.

Copyright © abcellera Full year 2022 business update Financials 15 Large diversified portfolio in next-gen antibody therapies. 57% oncology 55% human health (known) n=81 35% human health (TBD) n=52 148 Partner-Initiated Programs under contract with downstream participation are diversified across these therapeutic areas 10% animal health n=15 15% neurology 11% Immunology 5% ophthalmology 4% Infectious disease 2% dermatology 6% other 42% oncology T cell-engagers n=5 50% undisclosed GPCRs & ion channels n-6 100% human health n=12 8% infectious disease pandemic response n=1 12 Pre-Partnered Programs started across these therapeutic areas

16 copyright © abcellera Full year 2022 business update financials Portfolio includes diverse program types that capture value. Partner-Initiated discovery programs 69 starts 131 under contract co-development programs 6 starts 17 under contract technology development pre-partnered programs 12 starts 1 partnered with downstream participation.

Copyright © abcellera Full year 2022 business update Financials Deepening stakes evidenced by strong growth of royalty rates. royalty on net sales Includes range of royalty and royalty-equivalent rates in each contract, considering sales tiers and step-downs 5th /95th percentile interquartile range mean * showing partner initiated programs under contract with downstream participation and partnering out agreements signed in period 9% 8% 7% 6% 5% 4% 3% 2% 1% 0% 2015-2019 n=37* 2020-2022 n-112*

FINANCIALS
FULL YEAR 2022 BUSINESS UPDATE

Now 8 molecules in the clinic.

MOLECULE	STAGE	THERAPEUTIC AREA	PARTNER	PROGRAM TYPE
bamlanivimab (LY-CoV555)	Marketed, Emergency Use Authorization (EUA)	• infectious disease: COVID-19	Lilly	AbCellera pre-partnered program **PARTNERED**
bebtelovimab (LY-CoV1404)	Marketed, Emergency Use Authorization (EUA)	• infectious disease: COVID-19		
TAK-320/DNL919	Phase 1	• neurology: Alzheimer's Disease	DENALI	AbCellera partner-initiated discovery
undisclosed	Phase 1	• undisclosed	undisclosed	Trianni license
NBL-012	Phase 1	• dermatology • gastrointestinal disease • immunology	NovaRock BIOTHERAPEUTICS	
NBL-015/FL-301	Phase 1	• oncology		
NEW **NBL-020**	IND/CTA authorized	• oncology		
IVX-01	Clinical field study	• animal health	Invetx	AbCellera partner-initiated discovery

As of December 31, 2022

COPYRIGHT © ABCELLERA

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19 Copyright © ABCELLERA full year 2022 Business update financials $485.4M total revenue, driven by royalties for bebtelovimab. Revenue USD ROYALTIES MILESTONES LICENSING RESEARCH FEES $375.2M 2021 $485.4M $443.0M $40.8M 2022

20 Copyright © ABCELLERA full year 2022 Business update financials Operating expenses reflect ongoing investments. Operating Expenses USD RESEARCH & DEVELOPMENT $62.1M +$45.8M $107.9M 2022 SALES & MARKETING +$4.4M $6.9M $11.3M GENERAL & ADMIN +$13.6M $41.8M $55.5M 2021 2022 2021 2022 2021 2022

Net earnings of $158.5M: equivalent to $0.56 (basic) and $0.50 (diluted) per share. Earnings USD NET EARNINGS $153.5M 2021 $158.5M 2022 EARNINIGS PER SHARE: BASIC $0.56 2021 $0.56 2022 EARNINIGS PER SHARE:DILUTED $0.48 2021 $0.50 2022 FULL YEAR 2022 BUSINESS UPDATE FINANCIAL COPYRIGHT © ABCELLERA 21

22 COPYRIGHT © ABCELLERA FULL YEAR 2022 BUSINESS UPDATE FINANCIALS -900 million in total cash, equivalents, and marketable securities. Cash Flows USD $748M $247M Marketable Securities $476M Cash & Equivalents $25M* 31-Dec-21 $272M OPERATING $253M Marketable Securities (net) $99M Other ($353M) INVESTING ($2M) FINANCING ($10M) FX $915M $500M Marketable Securities $387M Cash & Equivalents $28M* 30-Dec-22 * Restricted cash (including restricted cash in other assets)

23 Copyright © abcellera full year 2022 business update thank you